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Superior proposal to acquire Orko Silver
(Updated for 2012 mineral reserves and resources estimates from the original conference call presentation of February 13, 2013.)
February 18, 2013
Exhibit 99.2
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Cautionary Statement
This presentation contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including expectations regarding the enterprise value of Orko Silver Corp. (“Orko”), the value of Coeur d’Alene Mines Corporation (“Coeur”) shares and Orko shares, the consideration to be issued pursuant to the proposal, the ability of Coeur and Orko to consummate the transaction on the terms and in the manner contemplated thereby, and
Coeur’s estimated production data, expected operating schedules, results of operations, mineral reserves and resources, expected capital costs and other expected operating data, share purchases and permit and other regulatory approvals.  Such forward-looking statements are identified by the use of words such as
“believes,” “intends,” “expects,” “hopes,” “may,” “should,” “will,” “plan,” “projected,” “contemplates,” “anticipates” or similar words. Actual results, performance, achievements, production, operating schedules, results of operations, mineral reserves and resources, capital costs and permit and regulatory approvals could differ materially from those projected in the forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include: (i) the risk factors set forth in Coeur’s reports on Form 10-K and Form 10-Q; (ii) the risk that permits necessary for the planned Rochester expansion may not be obtained, (iii) risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions); (iv) changes in the market prices of gold and silver; (v) uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims; (vi) any future labor disputes or work stoppages; (vii) uncertainties inherent in the estimation of gold and silver ore reserves; (vii) changes that could result from Coeur’s future acquisition of new mining properties or businesses; (ix) reliance on third parties to operate certain mines where Coeur owns silver production and reserves; (x) the loss of any third-
party smelter to which Coeur markets silver and gold; (xi) effects of environmental and other governmental regulations; (xii) risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries; (xiii) the worldwide economic downturn and difficult conditions in the global capital and credit markets; and (xiv) Coeur’s possible inability to raise additional financing necessary to conduct its business, make payments or refinance its debt.
Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-
looking statements. Coeur disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.  Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Current resource estimates include disputed and undisputed claims at Rochester. While Coeur believes it holds a superior position in the ongoing claim dispute, Coeur believes an adverse legal outcome would cause it to modify resource estimates.
Donald J. Birak, Coeur's Senior Vice President of Exploration and a qualified person under Canadian National Instrument 43-101, supervised the preparation of the scientific and technical information contained in this presentation. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, please see the Technical Reports for each of Coeur's properties, and the technical report for Orko’s La Preciosa property, as filed on SEDAR at www.sedar.com, the mineral resources estimates for the La Preciosa
Property contained in this presentation are derived from the La Preciosa technical report. Donald J. Birak did not have access to, and did not verify, the data underlying the technical information respecting the La Preciosa property contained in this presentation.

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Cautionary Statement (Cont’d)
Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as
“measured,” “indicated,” “inferred”, and “resources” that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q which may be obtained from us, or from the SEC’s website at http://www.sec.gov.
This document relates to Coeur d’Alene Mines Corporation’s (“Coeur”) proposed acquisition (the “Transaction”) of Orko Silver Corp.  Shares of Coeur’s
common stock (the “Coeur Shares”) issuable upon (i) the exercise of warrants (the “Warrants”) to acquire Coeur Shares to be issued by Coeur in connection with the proposed Transaction and (ii) the exchange of exchangeable securities (the “Exchangeable Shares”) to be issued by a subsidiary of Coeur in connection with the proposed Transaction which may be registered pursuant to a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission
(the “SEC”) or issued pursuant to an available exemption.  This document is not a substitute for any registration statement or any other document that Coeur may file with the SEC or send to its shareholders in connection with the offer and/or issuance of Coeur Shares in connection with the exercise of the Warrants and exchange of the Exchangeable Shares.  Investors who may receive Warrants or Exchangeable Shares in the Transaction are urged to read Coeur’s registration statement on Form S-4, if and when filed, including the prospectus, and all other relevant documents that may be filed with the SEC as and if they become available because they will contain important information about the issuance of Coeur Shares upon the exercise of any Warrants and exchange of any
Exchangeable Shares.  All documents, if and when filed, will be available free of charge at the SEC’s website (www.sec.gov).  You may also obtain these documents by contacting Coeur’s Investor Relations department at Coeur d’Alene Mines Corporation; Investor Relations; (208) 665-0345; wyang@coeur.com.  This document does not constitute an offer to sell or the solicitation of an offer to buy any securities.
Non-U.S. GAAP Measures – We supplement the reporting of our financial information determined under United States generally accepted accounting principles (U.S. GAAP) with certain non-U.S. GAAP financial measures, including cash operating costs, operating cash flow, adjusted earnings, and Adjusted
EBITDA.  We believe that these adjusted measures provide meaningful information to assist management, investors and analysts in understanding our financial results and assessing our prospects for future performance. We believe these adjusted financial measures are important indicators of our recurring operations because they exclude items that may not be indicative of, or are unrelated to our core operating results, and provide a better baseline for analyzing trends in our underlying businesses. We believe operating cash flow, adjusted earnings, and Adjusted EBITDA are important measures in assessing the Company's overall financial performance.

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Transaction Highlights
Attractive
Orko’s key asset, the La Preciosa project, is one of the largest undeveloped silver deposits in the world
Long-life mine potential with compelling economics assuming open pit mine plan
Large-scale development opportunity with significant exploration upside
Mining friendly jurisdiction with well-developed local infrastructure
Further diversifies Coeur’s portfolio by jurisdiction and across a larger platform of assets
Proven ability to develop large-scale, world class projects similar to La Preciosa
Once developed, La Preciosa is expected to deliver significant growth to all Coeur shareholders
Disciplined
Accretive on an NAV and mineral
resource¹
per share basis
Acquisition represents just 18% of Coeur’s market cap
Coeur’s cash flow and strong liquidity position available to support La Preciosa’s development
Consistent with Coeur’s stated M&A strategy
1. Does not include inferred resources.
Solidifies Coeur’s position as a leading growth-oriented silver producer
Strategic

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Transaction Summary
Offer
C$2.70 per share based on the closing price of Coeur’s shares on February 12, 2013
0.0815 Coeur shares and C$0.70 cash per Orko share (total cash component of C$100 million; cash /
stock mix will be at the election of Orko shareholders, subject to pro-ration)
In addition, Orko shareholders will receive 0.01118 warrants for each Orko share. Each full warrant is exchangeable for four years at a strike price of US$30 per common share of Coeur
Represents a 25% premium to the implied value of Orko shares under the First Majestic transaction as of February 12, 2013, and 71% to the unaffected Orko share price on December 14, 2012
Structure
Implies ~C$384 million in transaction value, including the value of warrants
74% stock / 26% cash consideration mix including warrants
Utilizes C$100 million of Coeur existing cash and ~11.6 million new Coeur shares
89% CDE / 11% Orko pro forma ownership (not including warrants)
Process and
timing
5 business days for First Majestic to match from February 13, 2013
Proposed agreement subject to customary closing conditions and Orko shareholders’ vote
No Coeur shareholder vote required
Closing expected in 2Q 2013
Coeur pro forma
Orko Board has unanimously concluded Coeur’s offer constitutes a Superior Proposal
1. See slide 7 and Appendix slides for tons, grade and effective date for La Preciosa mineral resources and Coeur’s mineral reserves and resources. Silver equivalents use gold and silver prices of
$1,643 and $30.78  per ounce respectively; 2. For production estimates, refer to page 10.
871 million oz of Ag eq reserves and M&I resources; 261 million oz of Ag eq inferred resources¹
Potential for 27 million oz of combined annual pro forma silver production²

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Benefits of the Transaction
Adds significant new production and future
cash flow to Coeur’s existing profile
Enhances portfolio diversity over a larger
number of assets
Improved geopolitical risk profile
Accretive to NAV and total mineral resources
per share
1
Extensive drilling has identified large resource
with expansion potential
Supplements development profile and allows
Coeur to deliver growth to all shareholders
Once on-line, La Preciosa would represent
Coeur’s third global top-ten silver mine as
ranked by production
Long mine life and significant cash flow
contribution are expected to support other
forms of returning of capital to shareholders
Coeur Shareholders
Coeur has the technical experience and the financial resources to successfully develop La Preciosa
Superior proposal to the First Majestic stock
offer
Attractive consideration mix, with C$100 million
cash component providing immediate value
realization and upside participation through
shares and warrants
Opportunity to participate in the upside of La
Preciosa with potential large-scale open pit
mine plan
Highly liquid Coeur shares trading at an
attractive valuation, demonstrated by buyback
program and analysts’ price targets
Gain exposure to a diverse set of open pit and
underground operations located in five
different countries
Attractive silver / gold profile of ~75% / ~25%
pro forma for this transaction
Orko Shareholders
1. Does not include inferred resources.

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Overview of La Preciosa
1
Located in the Durango State of Mexico, 47 km northeast of
the city of Durango and 45 minutes from an international
airport
Together with adjacent mineral concessions, project covers
~32,400 hectares of contiguous mining claims
October 25, 2012: silver resource estimate of 99 million oz
indicated and 140 million oz inferred (42% indicated & 58%
inferred)
+99% of Indicated mineral resources within an open pit
configuration
1
~91% of the potential resource value is silver (based
upon $30.78 / Ag ounce Ag and $1,643 / Au ounce)
Coeur envisions developing La Preciosa as a large-scale, open pit operation to maximize value
Significant infrastructure in place
Access by paved highway
8 km to national power grid
8 km to rail lines
Located in the heart of Mexico’s prolific Sierra Madre Mining Belt, which hosts large silver deposits such as Fresnillo
Contained Metal
Tonnes
(million)
Ag Grade
(g/t)
Ag
(million oz)
Au
(million oz)
Indicated resources
Open-Pit 29.6 104 99.0 0.2
Underground 0.1 99 0.2 0.0
Total indicated 29.7 104 99.2 0.2
Inferred Resources
Open-Pit 47.7 86 131.9 0.2
Underground 2.0 124 7.6 0.0
Total Inferred 49.7 87 139.5 0.3
Orko Project
Historic/producing mines or Ag deposits
Legend
1. Based on information derived from the technical report entitled, “La Preciosa Silver Deposit,
Updated Mineral Resource Estimate Statement, Durango, Mexico”, prepared by Mining Plus, dated November 5, 2012 as filed on SEDAR.
Durango
MEXICO
Guanacevi
La Cienaga
La Parilla
San Martin
Colorada
Fresnillo
Zacatecas
Penasquito
San Sebastian
Sierra de Ramirez
Velardeña
Platosa
Avino
El Cairo
Coneto
Pitarrilla
Inde
Durango
Gomez Palacio/Torreon
La Preciosa
Project

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1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
Mexico is a Mining-Friendly Jurisdiction
2012 ranking of countries for mining investment Mexico rankings by category
Note: For simplicity, rankings shown do not reflect ties.
Mexico rank
Economic system Tie 5
Political system Tie 6
Social issues Tie 13
Permitting delays Tie 2
Corruption 5
Currency stability Tie 7
Tax regime Tie 1
57
52
51
45
43
41
39
37
36
36
33
32
32
30
29
29
28
27
26
25
22
22
19
17
16
Australia
Canada
Chile
Brazil
Mexico
United States
Colombia
Botswana
Peru
Ghana
Namibia
Mongolia
Tanzania
Argentina
India
Philippines
China
Indonesia
Zambia
South Africa
Kazakhstan
Papua New Guinea
D.R. Congo
Bolivia
Russia
Total points
Source: Behre Dolbear’s – 2012 ranking of countries for mining investment.
Rank

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La Preciosa Expected to Become One of the World’s
Leading Silver Mines
Production Benchmarking
Source: The Silver Institute, 2011.
1. For production estimates, refer to page 10.
La  Preciosa
future production
potential of
~7-9 million oz
1
32.2
30.3
13.6
10.1
8.8
8.4
7.1
6.5
6.1
5.9
5.9
5.5
5.3
Rank Mine/Country Operating Company
Production (Million of ozs)
1 Cannington, Australia BHP Billiton
2 Fresnillo, Mexico Fresnillo plc
3 Dukat, Russia JSC Polymetal
4 Uchucchacua, Peru Compania de Minas Buenaventura
5 Palmarejo, Mexico Coeur
6 Palancata, Peru Hochschild Mining/International Minerals
7 Gumuskoy, Turkey Eti Gumus, A.S.
8 San Bartolomé, Bolivia Coeur
9 Pirquitas, Argentina Silver Standard
10 Greens Creek, U.S. Hecla Mining
11 Arcata, Peru Hochschild Mining
12 Saucito, Mexico Fresnillo plc
13 San Jose, Argentina Hochschild Mining/McEwen Mining
14 Imiter, Morocco Societe Metallurgique d’Imiter
15 Alamo Dorado, Mexico Pan American Silver Corp.

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Opportunity to Develop La Preciosa as a Large-Scale,
Open Pit Mine
2011 PEA¹
Highlights
Re-Engineering La Preciosa Project
Outlines an open pit/underground operation
Mine life of 12 years
Annual production of 6.8 million oz of Ag
and 12,000 oz of Au
Capital costs of $270 million
5,000 tpd operation
Cash costs of $11.84/oz Ag
Base case IRR of >20%
Coeur believes developing La Preciosa as an open pit adds significant long-term value
Significant diligence conducted and re-engineering
under way
Coeur believes developing La Preciosa as a large-
tonnage, open pit operation will maximize value
~7-9 million oz of annual silver production²
+15 year initial mine life
Reduced mining risk
Enhance overall project economics
Coeur believes shallow dipping vein, rock
mechanics, and grade issues make underground
mining challenging
AMEC commenced work on a new PEA
1.
2. 7-9 million ounces contributed by La Preciosa using assumptions and parameters contained in 2011 PEA and assumption of open-pit mining with higher throughput.
The PEA, June 30, 2011, (“2011 PEA”) is preliminary in nature, includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves.  There is no certainty that the preliminary economic assessment will be realized.

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A Premier Americas Focused Silver Mining Company…
Palmarejo San Bartolomé Rochester Kensington La Preciosa
Operating NAV = ~$1.8bn
Orko Coeur Pro forma
Source: Select equity research.
Endeavor
Operating NAV = ~$0.4bn Operating NAV = ~$2.2bn
Operating NAV = ~$1.8bn
Orko
Coeur Pro forma
Operating NAV = ~$0.4bn Operating NAV = ~$2.2bn
Mexico Bolivia United States Australia
41%
29%
28%
1%
52%
24%
23%
1%
100%
41%
28%
16%
13%
1%
100%
34%
23%
13%
11%
1%
19%
Operating NAV contribution by mine and jurisdiction ($bn) – Increased Focus on Mining-Friendly Jurisdictions

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…With Increased Growth Potential
Source: Equity research, Public disclosure, Company projections.
1. For production estimates, refer to page 10.
Note: Company information where available and equity research.
~7-9 million¹
~25-27
18
Million ounces
Pro forma for
La Preciosa
2012 Silver Production – Orko Provides Significant Growth Potential
0
5
10
15
20
25
30
35
40
45
Fresnillo Coeur
pro forma
Pan American Silver
Wheaton
Coeur Hochschild Silver
Standard
First Majestic Hecla Silvercorp Endeavour Fortuna

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Expanding Portfolio of Assets, with a Track Record of
Developing, Starting-Up, and Operating Large-Scale Projects
Overview of Coeur d’Alene assets
Operation
Investment
Feasibility stage project
Note: R&R figures pro forma for La Preciosa.
Improved portfolio
Coeur has recent experience with similar sized
projects that are relevant to La Preciosa
San Bartolomé: 2008 start up; $238 million
capital cost
Palmarejo: 2009 start up; $353 million
capital cost
Kensington: 2010 start up; $435 million
capital cost
Rochester: 2011 re-start; $27 million capital
cost
XX Start up/re-start year
La Preciosa provides Coeur with an enhanced
growth profile, reduced geopolitical risk, and
greater diversity in mining-friendly Mexico
Kensington Mine, Alaska
2012: 82,125 oz Au
2013E: 108,000 - 114,000 oz Au
2010
Rochester Mine, Nevada
2012: 2.8 million oz Ag; 38,071
oz Au
2013E: 4.5 - 4.9 million oz Ag;
44,000 -46,000 oz Au
2011
Palmarejo Mine, Mexico
2012: 8.2 million oz Ag; 106,038
oz Au
2013E: 7.7 - 8.3 million oz Ag;
98,000 – 105,000 oz Au
2009
La Preciosa, Mexico
Indicated resources:
Ag : 99 million oz
Au: 0.2 million oz
Inferred resources:
Ag: 140 million oz
Au: 0.3 million oz
Joaquin Silver-Gold Project¹
Argentina
San Bartolomé Mine, Bolivia
2012: 5.9 million oz Ag
2013E: 5.3 - 5.7 million oz Ag
2008
Endeavor Mine, Australia
2012: 0.7 million oz Ag
2013E: 0.5 – 0.6 million oz Ag
Total 1,2
Silver
Ounces
(millions)
Gold
Ounces
(000s)
Proven & Probable
Reserves
220 1,988
Measured &
Indicated Resources
404 2,618
Inferred Resources 206 1,035
1. Mineral reserves and resources effective December 31, 2012 except Endeavor effective June 30, 2012. See slides in the Appendix for tons and grade pertaining to reserves and resources; 2. Includes La Preciosa

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Transaction Highlights
Attractive
Disciplined
1. Based on La Preciosa indicated mineral resources only.
Solidifies Coeur’s position as a leading growth-oriented silver producer
Strategic
Orko’s key asset, the La Preciosa project, is one of the largest undeveloped silver deposits in the world
Long-life mine potential with compelling economics assuming open pit mine plan
Large-scale development opportunity with significant exploration upside
Mining friendly jurisdiction with well-developed local infrastructure
Further diversifies Coeur’s portfolio by jurisdiction and across a larger platform of assets
Proven ability to develop large-scale, world class projects similar to La Preciosa
Once developed, La Preciosa is expected to deliver significant growth to all Coeur shareholders
Accretive on an NAV and mineral resource¹
per share basis
Acquisition represents just 18% of Coeur’s market cap
Coeur’s cash flow and strong liquidity position available to support La Preciosa’s development
Consistent with Coeur’s stated M&A strategy

15 Appendix

Substantial and Sustainable Annual Production Base
(Not Including La Preciosa)
Silver Production
2012 Silver Production by Mine (millions of ounces) 2012 Gold Production by Mine (millions of ounces)
Gold Production
106,038
38,071
257
82,125
Palmarejo
Rochester
Martha
Kensington
46,115
72,112
157,062
220,382 226,491
250,000-
265,000
2008 2009 2010 2011 2012 2013E
12.0
16.9
16.8
19.1
18.0
18.0-19.5
2008 2009 2010 2011 2012 2013E
Palmarejo
Rochester
Martha
Endeavor
San Bartolomé
2.8
5.9
8.2
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0.3 0.7

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Palmarejo – Solid Silver and Gold Producer and
Major Cash Flow Generator
Quarterly Production & Cash Operating Costs¹
World’s 5th largest primary silver mine.  Silver-gold operation located in northern Mexico
Expect to commence initial underground production from Guadalupe satellite operation in 2013
Proven and probable reserves of 53.1 million silver oz and 665,000 gold oz²
M&I resources of 45.7 million silver oz and 964,000 gold oz and inferred resources of 22.1 million silver oz and
457,000 gold oz²
First nine months 2012 metal sales of $362.7 million
First nine months 2012 operating cash
flow¹
of $199.9 million
2013E: 7.7 - 8.3 million silver oz and 98,000 – 105,000 gold oz
1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.
2. At Dec. 31, 2012. The Company expects to be filing its latest technical report on SEDAR, associated with its 2012 operating results. The last technical report as filed on SEDAR was “Palmarejo Project, SW
Chihuahua State, Mexico, Technical Report”, dated January 1, 2012.

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San Bartolomé – Long-Lived Silver Producer
Quarterly Production & Cash Operating Costs¹
World’s 8th largest primary silver mine
100% silver operation in Bolivia
Proven and probable reserves of 109.1 million silver oz²
M&I resources of 45.5 million silver oz and inferred resources of 3.3 million silver oz²
First nine months 2012 metal sales of $141.0 million
First nine months 2012 operating cash flow¹ of $56.8 million
2013E: 5.3 – 5.7 million silver oz
2.0
1.6
1.5 1.5
1.3
$9.18
$10.21
$11.05
$12.13
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12
Silver (millions)
Cash Op Costs per Silver Ounce¹
1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.
2. At Dec. 31, 2012. The Company expects to be filing its latest technical report on SEDAR, associated with its 2012 operating results. The last technical report as filed on SEDAR was “San Bartolomé, Potosi,
Bolivia, Technical Report”, dated January 1, 2012.

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Rochester – Production Continues to Rise
Quarterly Production & Cash Operating Costs¹
Silver-gold operation located in Nevada
In operation since 1986
Proven and probable reserves of 44.9 million silver oz and 308,000 gold oz²
M&I resources of 120.7 million silver oz and 865,000 gold oz and inferred resources of 27.2 million silver oz and
123,000 gold oz²
First nine months 2012 metal sales of $89.2 million
First nine months 2012 operating cash flow¹ of $32.0 million
2013E production of 4.5 – 4.9 million silver oz and 44,000 – 46,000 gold oz
High return investment opportunity with planned expansion of leach pad capacity
1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.
2. At Dec. 31, 2012. The Company expects to be filing its latest technical report on SEDAR, associated with its 2012 operating results. The last technical report as filed on SEDAR was “Rochester, Nevada,
USA, Technical Report”, dated January 1, 2011.

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Kensington – Record Quarterly Production in 4Q 2012
Quarterly Production & Cash Operating Costs¹
100% gold operation located in southeast Alaska
Proven and probable reserves of 1.0 million gold oz²
M&I resources of 0.5 million gold oz and inferred resources of 0.2 million gold oz²
First nine months 2012 metal sales of $68.0 million
First nine months 2012 operating cash flow¹ of $0.1 million; resumed full production rate in April 2012
2013E: 108,000 – 114,000 gold oz
13,047
7,444
21,572
24,391
28,717
$1,807
$2,709
$1,348
$1,298
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12
Gold
Cash Op Costs per Silver Ounce¹
1. Non-GAAP measure. Please see reconciliation tables to U.S. GAAP in appendix to this presentation. Coeur expects to report cash operating costs per ounce with financial results on or about 2/21/13.
2. At Dec. 31, 2012. The Company expects to be filing its latest technical report on SEDAR, associated with its 2012 operating results. The last technical report as filed on SEDAR was “Kensington Gold Mine,
Southeast Alaska, USA”, dated January 1, 2010.

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Pipeline Growth: Joaquin Silver-Gold Project
Advancing Significant Silver Asset
1. At Dec. 31, 2012. The Company expects to be filing its latest technical report on SEDAR, associated with its 2012 operating results. The last technical report as filed on SEDAR was  “Joaquin Project, Santa
Cruz, Argentina Technical Report”, dated September 21, 2012.
Potential significant silver producer
Consolidated ownership by acquiring remaining 49% interest in Joaquin in
December 2012
Potential to add significant silver production and cash flow with further exploration upside
Project fits Company’s stated financial and operating criteria
Measured and Indicated resources of 65.2 million silver ounces¹ and Inferred resources of 3.1 million silver ounces
Mineral resources being updated to include all drilling data subsequent to
September 2012 Technical Report
Accelerating feasibility work
Positive results from initial metallurgical tests
Subsequent development decision will be based on economics and assessment of political and business environment in Argentina
Exploration upside
Doubled silver Measured and Indicated resources in September 2012¹
Continuing exploration drilling to expand and upgrade resources
The La Negra and La Morocha deposits account for less than 5% of the total
28,400 ha land package, double the size of Palmarejo

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Non-GAAP to U.S. GAAP Reconciliation
Adjusted EBITDA¹
Adjusted EBITDA Reconciliation (in thousands of
US$) LTM 3Q 2012 3Q 2012 2Q 2012 1Q 2012 4Q 2011
Net income
$22,491 $(15,821) $22,973 $3,975 $11,364
Income tax provision
109,163 17,475 23,862 15,436 52,390
Interest expense, net of capitalized interest
29,800
7,351 7,557 6,670 8,222
Interest and other income
(9,753)
(12,664) 3,221 (5,007) 4,697
Fair value adjustments, net
25,687
37,648 (16,039) 23,113 (19,035)
Loss on debt extinguishments
3,886 – – – 3,886
Depreciation and depletion
224,626 52,844 61,024 52,592 58,166
Adjusted EBITDA
$405,900 $86,833 $102,598 $96,779 $119,690
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Operating Cash Flow –
Consolidated¹
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.
Operating Cash Flow Reconciliation
(in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Cash provided by operating activities $79,735 $113,203 $17,002 $87,412 $181,911
Changes in operating assets and liabilities
Receivables and other current assets 5,648 (10,319) 2,956 (8,904) 10,513
Prepaid expenses and other 2,481 2,857 (4,774) 8,839 8,697
Inventories 13,762 (3,097) 24,722 17,574 (23,234)
Accounts payable and accrued liabilities (24,342) (14,276) 53,929 (7,452) (26,930)
Operating cash flow $77,284 $88,368 $93,835 $97,469 $150,957

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Operating Cash Flow –
Palmarejo¹
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.
Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Cash provided by operating activities $58.2 $90.5 $65.3 $70.9 $104.7
Changes in operating assets and liabilities
Receivables and other current assets (4.1) (12.5) 5.4 5.7 (0.8)
Prepaid expenses and other (0.8) 0.5 (1.9) (3.2) 3.4
Inventories 2.5 (11.5) 4.6 9.9 (16.2)
Accounts payable and accrued liabilities (0.9) (3.4) 8.0 (5.9) 0.1
Operating cash flow $54.9 $63.6 $81.4 $77.4 $91.2
Operating Cash Flow –
San Bartolomé¹
Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Cash provided by operating activities $19.8 $31.0 $(27.4) $22.3 $78.1
Changes in operating assets and liabilities
Receivables and other current assets 7.1 (0.7) 2.2 0.2 5.0
Prepaid expenses and other 0.8 4.4 (2.8) 4.6 0.2
Inventories 5.0 (3.4) 4.7 2.9 (7.2)
Accounts payable and accrued liabilities (21.5) (6.5) 44.1 (1.3) (26.5)
Operating cash flow $11.2 $24.8 $20.8 $28.7 $49.6

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Operating Cash Flow –
Kensington¹
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.
Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Cash provided by operating activities $5.0 $(12.5) $1.1 $9.3 $8.6
Changes in operating assets and liabilities
Receivables and other current assets 2.3 4.6 (10.3) (5.1) 5.0
Prepaid expenses and other 0.5 (0.5) (1.0) 0.5 1.3
Inventories 1.8 9.9 3.3 (10.1) (1.3)
Accounts payable and accrued liabilities (2.3) (0.9) (0.9) 1.3 0.9
Operating cash flow $7.3 $0.6 $(7.8) $(4.1) $14.5
Operating Cash Flow –
Rochester¹
Operating Cash Flow Reconciliation (in thousands of US$) 3Q 2012 2Q 2012 1Q 2012 4Q 2011 3Q 2011
Cash provided by operating activities $7.3 $10.1 $(7.1) $(11.4) $0.9
Changes in operating assets and liabilities
Receivables and other current assets 0.6 (0.1) 0.3 (0.2) 0.2
Prepaid expenses and other 0.2 (1.0) 1.4 0.7 0.7
Inventories 6.5 3.9 11.2 14.2 5.9
Accounts payable and accrued liabilities (1.6) (1.1) 1.4 0.1 (5.0)
Operating cash flow $13.0 $11.8 $7.2 $3.4 $2.7

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.
(In thousands except ounces and per ounce costs)
Three months ended September 30,2012 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $6,878 $18,504 $31,660 $7,853 $4,461 $2,241 $71,597
Royalties – 1,879 – 1,441 100 – 3,420
Production taxes – – – – – – –
Total cash costs (Non-US GAAP) $6,878 $20,383 $31,660 $9,294 $4,561 $2,241 $75,017
Add/Subtract:
Third party smelting costs – – (3,141) – (541) (605) (4,287)
By-product credit 39,034 – – 17,506 124 – 56,664
Other adjustments 424 720 2 85 798 – 2,029
Change in inventory 2,337 (1,166) (1,639) (5,871) 1,539 345 (4,455)
Depreciation, depletion and amortization 33,997 4,161 11,512 2,061 66 898 52,695
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $82,670 $24,098 $38,394 $23,075 $6,547 $2,879 $177,663
Production of silver (in thousand ounces) 1,833,109 1,525,725 – 819,349 92,698 140,267 4,411,148
Cash operating cost per silver ounce $3.75 $12.13 – $9.58 $48.12 $15.97 $9.05
Cash costs per silver ounce $3.75 $13.36 – $11.34 $49.20 $15.97 $9.83
Production of gold (ounces) – – 24,391 – – – 24,391
Cash operating cost per gold ounce – – $1,298 – – – $1,298
Cash cost per gold ounce – – $1,298 – – – $1,298

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
(In thousands except ounces and per ounce costs)
Three months ended June 30,2012 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $(2,009) $16,249 $29,083 $7,008 $5,942 $4,204 $60,477
Royalties – 1,457 – 510 124 – 2,091
Production taxes – – – 641 – – 641
Total cash costs (Non-US GAAP) $(2,009) $17,706 $29,083 $8,159 $6,066 $4,204 $63,209
Add/Subtract:
Third party smelting costs – – (2,820) – (1,444) (1,449) (5,713)
By-product credit 50,363 – – 16,295 157 – 66,815
Other adjustments 124 117 7 229 26 – 503
Change in inventory 14,060 4,950 (10,165) (3,931) 2,297 (202) 7,009
Depreciation, depletion and amortization 42,741 4,070 9,719 2,060 631 1,592 60,813
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $105,279 $26,843 $25,824 $22,812 $7,733 $4,145 $192,636
Production of silver (in thousand ounces) 2,365,484 1,470,342 – 712,706 107,895 240,168 4,896,595
Cash operating cost per silver ounce ($0.85) $11.05 – $9.83 $55.07 $17.50 $6.41
Cash costs per silver ounce ($0.85) $12.04 – $11.45 $56.21 $17.50 $6.97
Production of gold (ounces) – – 24,572 – – – 24,572
Cash operating cost per gold ounce – – $1,348 – – – $1,348
Cash cost per gold ounce – – $1,348 – – – $1,348
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
(In thousands except ounces and per ounce costs)
Three months ended March 31,2012 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $(5,643) $16,253 $20,168 $10,303 $5,708 $4,127 $50,916
Royalties – 2,036 – 609 82 – 2,727
Production taxes – – – 12 – – 12
Total cash costs (Non-US GAAP) $(5,643) $18,289 $20,168 $10,924 $5,790 $4,127 $53,655
Add/Subtract:
Third party smelting costs – – (1,083) – (1,975) (788) (3,846)
By-product credit 52,526 – – 8,957 141 – 61,624
Other adjustments 244 (194) 7 87 57 – 201
Change in inventory (1,268) (4,487) (2,001) (10,403) (320) (601) (19,080)
Depreciation, depletion and amortization 37,761 4,219 6,604 1,642 520 1,644 52,390
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $83,620 $17,827 $23,695 $11,207 $4,213 $4,382 $144,944
Production of silver (ounces) 2,482,814 1,591,292 – 441,337 122,793 247,958 4,886,194
Cash operating cost per silver ounce ($2.27) $10.21 – $23.35 $46.48 $16.64 $6.29
Cash costs per silver ounce ($2.27) $11.49 – $24.75 $47.15 $16.64 $6.85
Production of gold (ounces) – – 7,444 – – – 7,444
Cash operating cost per gold ounce – – $2,709 – – – $2,709
Cash cost per gold ounce – – $2,709 – – – $2,709
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
(In thousands except ounces and per ounce costs)
Three months ended December 31,2011 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $(5,730) $18,332 $24,035 $14,191 $4,386 $1,647 $56,861
Royalties – 3,279 – – 98 – 3,377
Production taxes – – – 124 – – 124
Total cash costs (Non-US GAAP) $(5,730) $21,611 $24,234 $14,315 $4,484 $1,647 $60,362
Add/Subtract:
Third party smelting costs – – (1,881) – (516 (483) (2,880)
By-product credit 57,501 – – 3,344 242 – 61,068
Other adjustments 233 608 – 266 97 – 1,204
Change in inventory (5,054) (869) 9,407 (13,722) (296) (112) (10,646)
Depreciation, depletion and amortization 42,646 6,021 7,016 1,152 474 750 58,059
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $89,596 $27,370 $38,577 $5,356 $4,486 $1,802 $167,187
Production of silver (ounces) 2,690,368 1,997,416 – 373,589 129,972 111,723 5,303,068
Cash operating cost per silver ounce ($2.13) $9.18 – $37.99 $33.75 $14.74 $6.19
Cash costs per silver ounce ($2.13) $10.82 – $38.32 $34.50 $14.74 $6.85
Production of gold (ounces) – – 13,299 – – – 13,299
Cash operating cost per gold ounce – – $1,807 – – – $1,807
Cash cost per gold ounce – – $1,807 – – – $1,807
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
(In thousands except ounces and per ounce costs)
Three months ended September 30,2011 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $(2,607) $19,210 $25,000 $12,912 $4,660 $3,068 $62,153
Royalties – 3,217 – 827 234 – 4,278
Production taxes – – – 260 – – 260
Total cash costs (Non-US GAAP) $(2,607) $22,337 $25,000 $13,999 $4,894 $3,068 $66,691
Add/Subtract:
Third party smelting costs – – (3,096) – (566) (808) (4,470)
By-product credit 51,185 – – 2,433 198 – 53,816
Other adjustments 435 111 – 117 290 – 953
Change in inventory 15,099 7,637 2,443 (5,193) 3,328 949 24,263
Depreciation, depletion and amortization 41,174 6,062 9,568 556 237 914 58,511
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $105,286 $36,147 $33,915 $11,912 $8,381 $4,123 $199,764
Production of silver (ounces) 2,250,818 2,051,426 – 351,717 118,523 137,843 4,910,327
Cash operating cost per silver ounce ($1.16) $9.32 – $36.71 $39.31 $22.26 $7.57
Cash costs per silver ounce ($1.16) $10.89 – $39.80 $41.29 $22.26 $8.49
Production of gold (ounces) – – 25,687 – – – 725,687
Cash operating cost per gold ounce – – $973 – – – $973
Cash cost per gold ounce – – $973 – – – $973
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
(In thousands except ounces and per ounce costs)
Nine months ended September 30,2012 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $(774) $51,006 $80,911 $25,164 $16,110 $10,571 $182,988
Royalties – 5,372 – 1,959 305 – 7,636
Production taxes – – – 1,255 – – 1,255
Total cash costs (Non-US GAAP) $(774) $56,378 $80,911 $28,378 $16,415 $10,571 $191,879
Add/Subtract:
Third party smelting costs – – (7,044) – (3,959) (2,843) (13,846)
By-product credit 141,923 – – 42,758 422 – 185,103
Other adjustments 792 642 17 401 882 – 2,734
Change in inventory 15,129 (703) (13,805) (20,206) 3,516 (457) (16,526)
Depreciation, depletion and amortization 114,499 12,450 27,836 5,763 1,216 4,134 165,898
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $271,569 $68,767 $87,915 $57,094 $18,492 $11,405 $515,242
Production of silver (in thousand ounces) 6,681,407 4,587,359 – 1,973,392 323,286 628,393 14,193,197
Cash operating cost per silver ounce ($0.12) $11.12 – $12.75 $49.82 $16.82 $7.19
Cash costs per silver ounce ($0.12) $12.29 – $14.38 $50.76 $16.82 $7.82
Production of gold (ounces) – – 53,407 – – – 53,407
Cash operating cost per gold ounce – – $1,515 – – – $1,515
Cash cost per gold ounce – – $1,515 – – – $1,515
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Non-GAAP to U.S. GAAP Reconciliation (Cont’d)
Cash Operating Costs¹
(In thousands except ounces and per ounce costs)
Nine months ended September 30,2011 Palmarejo
San
Bartolomé Kensington Rochester Martha Endeavor Total
Total cash operating cost (Non-US GAAP) $(3,014) $49,946 $72,199 $17,787 $12,981 $9,926 $159,825
Royalties – 8,281 – 1,734 587 – 10,602
Production taxes – – – 728 – – 728
Total cash costs (Non-US GAAP) $(3,014) $58,227 $72,199 $20,249 $13,568 $9,926 $171,155
Add/Subtract:
Third party smelting costs – – (9,122) – (2,366) (2,390) (13,878)
By-product credit 139,842 – – 6,554 706 – 147,102
Other adjustments 1,208 298 19 256 462 – 2,243
Change in inventory 1,216 (196) 7,015 (3,005) (869) 45 4,206
Depreciation, depletion and amortization 116,584 16,387 28,823 1,655 81 2,398 165,928
Production costs applicable to sales, including
depreciation, depletion and amortization (US GAAP) $255,836 $74,716 $98,934 $25,709 $11,582 $9,979 $476,756
Production of silver (ounces) 6,351,120 5,503,951 – 1,018,844 399,630 501,638 13,755,183
Cash operating cost per silver ounce ($0.47) $9.07 – $17.46 $32.48 $19.79 $6.36
Cash costs per silver ounce ($0.47) $10.58 – $19.87 $33.95 $18.85 $7.18
Production of gold (ounces) – – 75,121 – – – 75,121
Cash operating cost per gold ounce – – $961 – – – $961
Cash cost per gold ounce – – $961 – – – $961
1. Coeur expects to report fourth quarter and full year 2012 audited financial results on Thursday, February 21, 2013.

NYSE: CDE
|   TSX: CDM

Coeur’s Mineral Reserves
Grade (oz/ton) Contained ounces (000)
Year end 2012 Location Short tons (000) Silver Gold Silver Gold
Proven  Reserves
Rochester Nevada, USA 56,304 0.54 0.004 30,501 230
Martha Argentina – – – – –
San Bartolomé Bolivia 1,187 2.92 – 3,460 –
Kensington Alaska, USA 647 – 0.277 – 179
Endeavor Australia 2,258 4.32 – 9,757 –
Palmarejo Mexico 5,747 4.67 0.061 26,858 348
Total Proven Reserves 66,143 70,577 757
Probable Reserves
Rochester Nevada, USA 23,619 0.61 0.003 14,396 78
Martha Argentina – – – – –
San Bartolomé Bolivia 41,699 2.53 – 105,628 –
Kensington Alaska, USA 4,020 – 0.208 – 837
Endeavor Australia 2,508 1.43 – 3,588 –
Palmarejo Mexico 7,105 3.69 0.045 26,251 317
Total Probable Reserves 78,951 149,863 1,231
Proven and Probable Reserves
Rochester Nevada, USA 79,923 0.58 0.004 44,896 308
Martha Argentina – – – – –
San Bartolomé Bolivia 42,886 2.54 – 109,088 –
Kensington Alaska, USA 4,667 – 0.218 – 1,016
Endeavor Australia 4,766 2.80 – 13,345 –
Palmarejo Mexico 12,852 4.13 0.052 53,110 665
Total Proven and Probable Reserves 145,094 220,439 1,988
Mineral Reserves and Mineral Resources

NYSE: CDE
|   TSX: CDM

Mineral Reserves and Mineral Resources (Cont’d)
Coeur’s Measured and Indicated Resources (Excluding Reserves)
Grade (oz/ton) Contained ounces (000)
Year end 2012 Location Short tons (000) Silver Gold Silver Gold
Measured Resources
Rochester Nevada, USA 135,558 0.47 0.004 53,921 498
Martha Argentina – – – – –
San Bartolomé Bolivia – – – – –
Kensington Alaska, USA 382 – 0.239 – 91
Endeavor Australia 10,639 1.98 – 21,088 –
Palmarejo Mexico 3,186 7.13 0.099 22,720 315
Joaquin Argentina 5,942 4.58 0.003 27,191 19
Lejano Argentina – – – – –
Total Measured Resources 155,707 134,920 924
Indicated Resources
Rochester Nevada, USA 128,724 0.44 0.003 56,795 367
Martha Argentina 57 13.57 0.017 775 1
San Bartolomé Bolivia 20,040 2.27 – 45,463 –
Kensington Alaska, USA 2,224 – 0.196 – 435
Endeavor Australia 302 10.23 – 3,090 –
Palmarejo Mexico 20,526 1.12 0.032 23,021 649
Joaquin Argentina 11,398 3.33 0.004 37,980 42
Lejano Argentina 1,233 2.42 0.008 2,983 10
Total Indicated Resources 184,504 170,108 1,504

NYSE: CDE
|   TSX: CDM

Mineral Reserves and Mineral Resources (Cont’d)
Coeur’s Measured and Indicated Resources (Excluding Reserves) (Cont’d)
Grade (oz/ton) Contained ounces (000)
Year end 2012 Location Short tons (000) Silver Gold Silver Gold
Measured and Indicated Resources
Rochester Nevada, USA 264,283 0.46 0.003 120,717 865
Martha Argentina 57 13.57 0.017 775 1
San Bartolomé Bolivia 20,040 2.27 – 45,463 –
Kensington Alaska, USA 2,606 – 0.202 – 526
Endeavor Australia 10,941 2.21 – 24,179 –
Palmarejo Mexico 23,712 1.93 0.041 45,741 964
Joaquin Argentina 17,340 3.76 0.004 65,171 61
Lejano Argentina 1,233 2.42 0.008 2,983 10
Total Measured and Indicated Resources 340,210 305,028 2,427

NYSE: CDE
|   TSX: CDM

Mineral Reserves and Mineral Resources (Cont’d)
Coeur’s Inferred Resources
Grade (oz/ton) Contained ounces (000)
Year end 2012 Location Short tons (000) Silver Gold Silver Gold
Inferred Resources
Rochester Nevada, USA 45,643 0.60 0.003 27,201 123
Martha Argentina 204 4.75 0.005 969 1
San Bartolomé Bolivia 2,826 1.17 – 3,319 –
Kensington Alaska, USA 704 – 0.244 – 172
Endeavor Australia 3,527 1.09 – 3,836 –
Palmarejo Mexico 11,903 1.86 0.038 22,104 457
Joaquin Argentina
1,060 2.94 0.003 3,113 4
Lejano Argentina 3,307 1.73 0.006 5,713 19
Total Inferred Resources 69,174 66,254 775
Notes to the above Mineral Reserves and Resources.
1. Effective December 31, 2012 except Endeavor effective June 30, 2012. Joaquin’s Mineral Resources reflect Coeur’s 100% ownership of the project after acquiring the remaining 49% in
December 2012.
2. Metal prices used for Mineral Reserves were $27.50 per ounce of silver and $1,450 per ounce of gold, except Endeavor at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and
$34 per ounce of silver.
3. Metal prices used for Mineral Resources were $33 per ounce of silver and $1,700 per ounce of gold except Endeavor at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and
$34 per ounce of silver.
4. Mineral Resources are in addition to Mineral Reserves and have not demonstrated economic viability.
5. Palmarejo Mineral Reserves and Resources are the addition of Palmarejo, Guadalupe and La Patria.
6. Current Mineral Resources are inclusive of disputed and undisputed claims at Rochester. While the Company believes it holds superior position in the ongoing claim dispute, the Company believes an adverse legal outcome would cause it to modify Mineral Resources.
7. Rounding of short tons and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grade and contained metal content.
8. For details on the estimation of Mineral Resources and Reserves for each property, please refer to the Technical Report on file at www.sedar.com.

NYSE: CDE
|   TSX: CDM

Mineral Reserves and Mineral Resources (Cont’d)
La Preciosa Mineral Resources
Category
Cutoff
g/t Ag Tonnes
Ag
Grade (g/t) Silver Ounces
Au
Grade (gt)
Gold
Ounces
Open Pit
Indicated 25 29,600,000 104 99,000,000 0.20 190,400
Inferred 25 47,700,000 86 132,000,000 0.16 245,400
Underground
Indicated 60 50,000 99 200,000 0.16 280
Inferred 60 1,960,000 124 7,600,000 0.21 13,200
Note: Data as per latest technical report filed on SEDAR. Mineral Resources are not Mineral Reserves and do not have demonstrated economic viability; Open pit resources stated as contained within a potentially economically minable pit shell; Strip Ratio of 13:1; Pit optimization is based on assumed silver and gold prices of US$25.90/oz, US$1,465/oz, respectively, mill recoveries of 88%, 78% respectively, mining costs of US$1.45/t, and a processing costs of US$17.25/t and G&A cost of US$4.35/t; Break-even cut-off grades used were 25 g/t Ag for open pit mill material and 60 g/t Ag for underground material; Silver equivalency is based on unit values calculated from the above metal prices, and assumes 100% recovery of all metals;
Mineral resource tonnage and contained metal have been rounded to reflect the accuracy of the estimate, and numbers may not add due to rounding; George Cavey, P.Geo., is the
Qualified Person responsible for the preparation of the scientific and technical information related to La Preciosa that is included in this presentation.

NYSE: CDE
|   TSX: CDM

Contact Information
Head Office: Coeur d’Alene Mines Corporation
505 Front Avenue
Coeur d’Alene, Idaho 83816-0316
Main Tel: (208) 667-3511
Tickers: CDE: NYSE; CDM: TSX
Website: www.coeur.com
Mitch Krebs
President and Chief Executive Officer
Wendy Yang Mike Harrison
Vice President, Investor Relations Vice President, Business Development
(208) 665-0345 (208) 651-6428
wyang@coeur.com mharrison@coeur.com